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                                                                    EXHIBIT 23.5

                        CONSENT TO BE NAMED AS DIRECTOR

  I hereby consent to serve as a director of Colfax Corporation (the "Registrant") as described in the Registrant's Registration Statement on Form S-1 filed with the Securities Exchange Commission on August 20, 1998.

                                                  /s/ George P. Stamas
                                          -------------------------------------
                                                 Name: George P. Stamas